UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  January 18, 2011

Date of Report (Date of Earliest Event Reported)

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-15401 (Commission File Number)	43-1863181 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices) (314) 985-2000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2009 Incentive Stock Plan

Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at the Company’s World Headquarters on Tuesday, January 18, 2011. At the Annual Meeting, the shareholders of the Company voted to approve and adopt an amendment and restatement of the Energizer Holdings, Inc. 2009 Incentive Stock Plan (the “Restated 2009 Plan”).  The Restated 2009 Plan was approved by the Board of Directors of the Company on November 1, 2010, subject to shareholder approval.

The Restated 2009 Plan increases the number of shares of common stock authorized for issuance thereunder from 4,000,000 to 8,000,000. In addition, the amendments made in the Restated 2009 Plan:

•	clarify the definitions of “Affiliates” and “Committee” under the Restated 2009 Plan;

•	provide that the compensation committee of the Company may permit the net exercise of options through a traditional net exercise or stock swap method;

•	provide a description of the $100,000 limitation that applies to issuances of incentive stock options;

•	remove the prior 1% threshold for adjusting the number of shares subject to outstanding awards; and

•	clarify that the termination of an award subject to Section 409A of the Internal Revenue Code may be accomplished without consent of the recipient.

Descriptions of the terms and conditions of the Restated 2009 Plan are set forth in the Company’s 2010 Proxy Statement, filed with the Securities and Exchange Commission on December 10, 2010 (the “Proxy Statement”), under “Item 2. Proposal to Amend and Restate the 2009 Incentive Stock Plan,” and such descriptions are incorporated herein by reference.  The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Restated 2009 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Executive Officer Bonus Plan and Performance Criteria

At the Annual Meeting, the shareholders also approved the Company's Executive Officer Bonus Plan (the “Bonus Plan”) and the related performance criteria. Descriptions of the terms and conditions of the Bonus Plan and performance criteria are set forth in the Proxy Statement under “Item 3. Proposal to Approve Bonus Plan and Performance Criteria,” and such descriptions are incorporated herein by reference.  The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Bonus Plan, a copy of which is listed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 70,583,751 shares outstanding and entitled to vote, 63,552,612 shares were represented, constituting a 90% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:
All of management’s nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2014 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Ward M. Klein	56,907,024	208,425	311,602	6,125,561
W. Patrick McGinnis	51,981,896	652,080	4,793,075	6,125,561
John R. Roberts	53,645,172	639,573	3,142,306	6,125,561

Proposal 2:	The Restated 2009 Plan was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
45,051,738	10,612,807	1,762,506	6,125,561

Proposal 3:	The Company’s Executive Officer Bonus Plan and performance-based criteria were approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
55,634,796	1,505,076	287,179	6,125,561

Proposal 4:
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
62,559,327	886,612	106,673

Item 9.01.  Financial Statements and Exhibits.

(d)              Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:             /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and
Chief Financial Officer
Dated: January 21, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Energizer Holdings, Inc. 2009 Incentive Stock Plan.
10.2	Amended Executive Officer Bonus Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 15, 2008).